UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2018

Waste Connections, Inc.

(Exact name of registrant as specified in its charter)

Ontario, Canada	1-34370	98-1202763
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

610 Applewood Crescent, 2nd Floor

Vaughan

Ontario L4K 0E3

Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 532-7510

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2018, Waste Connections, Inc. (the “Company”) issued a press release announcing Steven Bouck’s plan to step down as President of the Company effective July 1, 2018. As he transitions from that role, Mr. Bouck will provide ongoing strategic advice and focus on certain growth and technology initiatives for the Company. Under a management succession plan and transition process approved by the Company’s Board of Directors, Worthing Jackman, who currently serves as Executive Vice President and has been the Chief Financial Officer of the Company since 2004, will become President effective July 1, 2018. On that same date, Mary Anne Whitney, who currently serves as Senior Vice President – Finance, will succeed Mr. Jackman as Chief Financial Officer of the Company. Ms. Whitney has been with the Company since 2006.

There are no arrangements or understandings between Mr. Jackman or Ms. Whitney and any other person pursuant to which either was selected to become President and Chief Financial Officer, respectively. Neither individual has any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which either Mr. Jackman or Ms. Whitney has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Information regarding Mr. Jackman’s and Ms. Whitney’s business experience is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 as filed with the U.S. Securities and Exchange Commission and the Canadian securities regulators. The Company has not yet finalized the compensation arrangements pertaining to either Mr. Jackman’s or Ms. Whitney’s services as the Company’s President and Chief Financial Officer, respectively. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this item by reference.

Item 9.01.	Financial Statements and Exhibits.

d)	Exhibits

Exhibit 99.1	Press Release, dated May 14, 2018, issued by Waste Connections, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.

Date: May 14, 2018	BY:	/s/ Patrick J. Shea
Patrick J. Shea
Senior Vice President, General Counsel and Secretary